                                                                   EXHIBIT 10(n)




                                   AGREEMENT


                 THIS AGREEMENT (sometimes herein this "Agreement") is executed this 6th day of February, 1995, but effective as of the 31st day of December, 1994, among SUITES OF AMERICA, INC., a Delaware corporation ("SOA"); PRIME HOSPITALITY CORP., a Delaware corporation ("Prime"); and SHOLODGE, INC., a Tennessee corporation ("ShoLodge").

                              W I T N E S S E T H:

                 WHEREAS, the parties hereto entered into that certain Stock Option Agreement (the "Stock Option Agreement") dated January 8, 1993; and

                 WHEREAS, by letter dated August 12, 1993, as accepted by Prime and SOA on August 17, 1993, the parties hereto approved certain real property located in Columbus, Ohio, as described therein, as a "Site" under the Stock Option Agreement; and

                 WHEREAS, the parties hereto entered into that certain First Amendment to Stock Option Agreement (the "First Amendment") dated as of September 17, 1993; and

                 WHEREAS, by letter dated November 10, 1993, as accepted by Prime and SOA on December 15, 1993, the parties hereto approved certain real property located in Louisville, Kentucky, as described therein, as a "Site" under the Stock Option Agreement in substitution for the Independence, Ohio Site as described in the Stock Option Agreement; and

                 WHEREAS, the parties hereto entered into that certain Second Amendment to Stock Option Agreement (the "Second Amendment") dated as of April 15, 1994; and

                 WHEREAS, the parties hereto entered into that certain Third Amendment to Stock Option Agreement (the "Third Amendment") dated as of July 8, 1994; and

                 WHEREAS, the parties hereto entered into that certain Fourth Amendment to Stock Option Agreement (the "Fourth Amendment") dated as of July 15, 1994 (the Stock Option Agreement, as modified pursuant to the August 12, 1993 letter, the First Amendment, the November 10, 1993 letter, the Second Amendment, the Third Amendment and the Fourth Amendment, is hereinafter referred to collectively as the "Stock Option Agreement"); and

                 WHEREAS, pursuant to Section 2.1 of the Stock Option Agreement, SOA granted to ShoLodge an option to acquire from SOA the New Issue Shares (as defined in the Stock Option Agreement); and

                 WHEREAS, the parties hereto desire to cancel and terminate ShoLodge's option to acquire the New Issue Shares, on the terms and subject to the conditions set forth herein.

                 NOW, THEREFORE, in consideration of the premises, the consideration described in Article II below and in consideration of the mutual agreements otherwise set forth below, the parties hereto agree as follows:

                                   ARTICLE I.

                                  DEFINITIONS

                 1.1. Definitions. Except as specified otherwise, when used in this Agreement and any amendments hereto, the following terms shall have the meanings specified:

                 "Agreement" shall mean this Agreement, as the same shall be amended from time to time in accordance with the terms hereof.

                 "Amendment Documents" shall have the meaning set forth in
Section 4.4 below.

                 "Cancellation Price" shall have the meaning set forth in
Section 3.2 below.

                 "Cash Portion of the Purchase Price" shall mean the portion of the Purchase Price to be paid in immediately available funds at the Closing on the Closing Date pursuant to Section 3.5 below.

                 "Closing" shall mean the conference to be held at 10:00 a.m., Nashville, Tennessee time, on the Closing Date, at the offices of Boult, Cummings, Conners & Berry, Suite 1600, 414 Union Street, Nashville, Tennessee, or at such other time and place on the Closing Date as the parties may mutually agree to in writing, at which time the transactions contemplated by this Agreement shall be consummated.

                 "Closing Date" shall mean such date as the parties hereto may agree upon in writing for the closing of the transactions contemplated hereby; provided, however, that such date shall not be later than March 31, 1995; provided, further, that if compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976 is required but all statutorily required waiting periods thereunder have not expired or been terminated by the Federal Trade Commission and the Antitrust Division of the Department of Justice, the Closing Date, at the request of either party, may be postponed until such waiting periods have expired or been terminated.

                 "Consolidation Note" shall mean the Promissory Note dated December 31, 1994 evidencing indebtedness of SOA to ShoLodge in the principal amount of Twenty-Five Million Fifteen Thousand Three Hundred Ninety-Nine Dollars ($25,015,399), as described in Section 2.1(b) below.

                 "Development Agreement" shall mean that certain Development Agreement dated as of August 31, 1990, as amended and restated as of December 13, 1990, and as further amended and restated as of January 21, 1991, by and among Prime, SOA and ShoLodge.

                 "Development Notes" shall mean collectively:

                 (i) That certain Promissory Note (the "Brentwood Note") dated April 1, 1993, in the original principal amount of Four Million Thirty-Four Thousand Eight Hundred Ninety-Seven Dollars ($4,034,897) made by SOA payable to the order of ShoLodge;





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                 (ii)     That certain Promissory Note (the "Flagstaff Note")
dated September 17, 1993, in the original principal amount of Five Million Forty-Five Thousand Dollars ($5,045,000) made by SOA payable to the order of ShoLodge;

                 (iii) That certain Promissory Note (the "Overland Park Note") dated April 21, 1994, in the original principal amount of Five Million Two Hundred Fifty Thousand Dollars ($5,250,000) made by SOA payable to the order of ShoLodge;

                 (iv) That certain Promissory Note (the "Columbus Note") dated May 21, 1994, in the original principal amount of Five Million Four Hundred Ten Thousand Dollars ($5,410,000) made by SOA payable to the order of ShoLodge; and

                 (v) That certain Promissory Note (the "Louisville Note") dated November 20, 1994, in the original principal amount of Five Million Eight Hundred Fifty Thousand Dollars ($5,850,000) made by SOA payable to the order of ShoLodge.

                 "Equipment Leases" shall have the meaning as specified in
Section 2.1(c) below.

                 "Financed Portion of the Purchase Price" shall mean the portion of the Purchase Price to be financed by ShoLodge pursuant to Section
3.5 below.

                 "Knowledge of ShoLodge" shall mean the actual knowledge of ShoLodge, without independent inquiry.

                 "Louisville Equipment Note" shall mean that certain Promissory Note dated as of November 20, 1994 in the original principal amount of $856,000 made by SOA payable to the order of ShoLodge relating to the equipment and personal property at the Louisville, Kentucky AmeriSuites Hotel which was originally intended to be leased.

                 "Management Agreements" shall mean (i) the ten (10) existing Management Agreements, between SOA and ShoLodge relating to the SOA Hotels other than the Richmond, Virginia and the Overland Park, Kansas AmeriSuites Hotels, and (ii) the Management Agreement dated as of April 21, 1994 between OP Hotel, Inc., a wholly owned subsidiary of SOA, and ShoLodge relating to the management of the AmeriSuites Hotel located in Overland Park, Kansas.

                 "New Issue Shares" shall mean the one hundred thirty and twenty-eight hundredths (130.28) shares of SOA common stock which ShoLodge has an option to acquire from SOA pursuant to the terms of the Stock Option Agreement.

                 "New Note" shall mean the Promissory Note dated the Closing Date from SOA payable to ShoLodge in the principal amount of the sum of (i) the Financed Portion of the Purchase Price, (ii) the outstanding principal balance of the Consolidation Note on the Closing Date, and (iii) the outstanding principal balance of the Louisville Equipment Note on the Closing Date.





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
                 "Original Notes" shall mean collectively:

                 (i) That certain Promissory Note (the "Nashville Note") dated May 31, 1994, in the original principal amount of Two Million Two Hundred Twenty-Five Thousand Dollars ($2,225,000) made by SOA payable to the order of ShoLodge;

                 (ii) That certain Promissory Note (the "Atlanta Note") dated April 29, 1994, in the original principal amount of One Million Eight Hundred Sixty-Seven Thousand Five Hundred Twenty-Three and 71/100 Dollars ($1,867,523.71) made by SOA payable to the order of ShoLodge;

                 (iii) That certain Promissory Note (the "Blue Ash Note") dated April 29, 1994, in the original principal amount of Eight Hundred Thirty-Eight Thousand Six Hundred Fourteen Dollars ($838,614) made by SOA payable to the order of ShoLodge;

                 (iv) That certain Promissory Note (the "Little Rock Note") dated May 31, 1994, in the original principal amount of Two Million Eight Hundred Five Thousand Dollars ($2,805,000) made by SOA payable to the order of ShoLodge;

                 (v) That certain Promissory Note (the "Indianapolis Note") dated April 29, 1994, in the original principal amount of Three Million Dollars ($3,000,000) made by SOA payable to the order of ShoLodge; and

                 (vi) That certain Promissory Note (the "Forest Park Note") dated April 29, 1994, in the original principal amount of Three Million Five Hundred Sixty-Nine Thousand Seven Hundred One Dollars ($3,569,701) made by SOA payable to the order of ShoLodge.

                 "Purchase Price" shall mean collectively the Cancellation Price and the Richmond Price, subject to adjustment as described in Section 4.2 below.

                 "Reimbursement Agreement" shall mean that certain Reimbursement Agreement dated as of December 31, 1994 by and between SOA and ShoLodge, as described in Section 2.1(c) below.

                 "Reservation Agreement" shall mean collectively that certain Reservation Agreement dated February 26, 1992 by and between ShoLodge and Prime, together with all supplemental agreements with third party owners executed pursuant thereto.

                 "Richmond Mortgage" shall have the meaning set forth in
Section 3.6 below.

                 "Richmond Price" shall have the meaning set forth in Section
3.4 below.

                 "Site" or "Sites" shall mean individually or collectively, as applicable, the real property upon which the SOA Hotels are located.

                 "SOA Hotels" shall mean the AmeriSuites Hotels located in Nashville, Tennessee, Atlanta, Georgia, Blue Ash, Ohio, Little Rock, Arkansas, Indianapolis, Indiana, Forest Park,





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
Ohio, Richmond, Virginia, Brentwood, Tennessee, Flagstaff, Arizona, Overland Park, Kansas, Columbus, Ohio and Louisville, Kentucky.

                 1.2. Singular/plural; gender. Where the context so requires or permits, the use of the singular form includes the plural, and use of the plural form includes the singular, and the use of any gender includes any and all genders.


                                  ARTICLE II.

                                 CONSIDERATION

                 2.1. Consideration for Execution of Agreement. As consideration for the execution and delivery of this Agreement, effective as of December 31, 1994:

                 A. ShoLodge shall cancel Fourteen Million Eight Hundred Eighty Thousand Three Hundred Thirty-Seven Dollars ($14,880,337) of the indebtedness evidenced by the Development Notes, as contemplated to occur upon the exercise by ShoLodge of its option to acquire the New Issue Shares pursuant to the Stock Option Agreement.

                 B. SOA shall execute and deliver to ShoLodge a Promissory Note (the "Consolidation Note") in the principal amount of Twenty-Five Million Fifteen Thousand Three Hundred Ninety-Nine Dollars ($25,015,399), representing the indebtedness evidenced by the Original Notes and the portion of the indebtedness evidenced by the Development Notes not cancelled pursuant to subparagraph (a) above, in return for the Original Notes and the Development Notes, as contemplated to occur upon the exercise by ShoLodge of its option to acquire the New Issue Shares pursuant to the Stock Option Agreement.

                 C. ShoLodge and SOA shall enter into a Reimbursement Agreement pursuant to which SOA shall agree to reimburse ShoLodge and any subsidiary of ShoLodge for any payments made by ShoLodge or any such subsidiary as maker, co-maker, co-obligor, co-guarantor or otherwise under the leases of the equipment and other personal property at the SOA Hotels (the "Equipment Leases"), other than the Equipment Lease for the equipment and other personal property at the Richmond, Virginia AmeriSuites Hotel.

                 D. All documents securing the indebtedness evidenced by the Original Notes and the Development Notes shall be modified so that such collateral secures the indebtedness evidenced by the Consolidation Note and the Reimbursement Agreement, as contemplated to occur upon the exercise by ShoLodge of its option to acquire the New Issue Shares pursuant to the Stock Option Agreement.

                 E. The parties hereto shall enter into a Termination Agreement pursuant to which the Development Agreement shall be cancelled and terminated, as contemplated to occur upon the exercise by ShoLodge of its option to acquire the New Issue Shares pursuant to the Stock Option Agreement.





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                                  ARTICLE III.

                            CANCELLATION OF OPTION;
                    TRANSFER OF RICHMOND, VIRGINIA PROPERTY


                 3.1. Cancellation of Option. Subject to the terms and conditions of this Agreement and in reliance upon the representations, warranties and agreements of the parties hereto, at the Closing on the Closing Date, the parties hereto shall enter into a document in form and substance mutually agreeable to the parties hereto whereby the Stock Option Agreement shall be cancelled and terminated as of the Closing Date.

                 3.2. Cancellation Price. SOA, in full payment for the cancellation and termination of the Stock Option Agreement pursuant to Section
3.1 above, at the Closing on the Closing Date, shall pay to ShoLodge in the manner set forth in Section 3.5 below the sum of Twenty- Seven Million Three Hundred Twenty-Six Thousand Five Hundred Dollars ($27,326,500) (herein the "Cancellation Price").

                 3.3. Transfer of Richmond, Virginia Property. Subject to the terms and conditions of this Agreement and in reliance upon the representations, warranties and agreements of the parties hereto, at the Closing on the Closing Date, ShoLodge shall cause Richmond Inn, Inc. to transfer and convey to SOA the land, building and tangible personal property constituting the Richmond, Virginia AmeriSuites Hotel, including the fee title to the real property on which such AmeriSuites Hotel is located, pursuant to documents in form and substance mutually agreeable to the parties hereto. Such transfer documents shall be substantially in the form of the documents pursuant to which the Louisville, Kentucky AmeriSuites Hotel was conveyed to SOA, and such transfer shall be subject to the easements, restrictions and encumbrances now in existence, except for the ground lease, which shall be cancelled and terminated as of the Closing Date.

                 3.4. Richmond Price. SOA, in full payment for the transfer and conveyance of the land, building and tangible personal property constituting the Richmond, Virginia AmeriSuites Hotel pursuant to Section 3.3 above, at the Closing on the Closing Date, shall pay to ShoLodge in the manner set forth in Section 3.5 below the sum of Seven Million Three Hundred Thousand Dollars ($7,300,000) (herein the "Richmond Price").

                 3.5. Delivery of Purchase Price. At the Closing on the Closing Date, SOA shall deliver to ShoLodge by wire transfer of immediately available funds (or pursuant to such other method as shall be mutually agreed upon by SOA and ShoLodge) an amount (the "Cash Portion of the Purchase Price") equal to Six Million One Hundred Twenty-Six Thousand Five Hundred Dollars ($6,126,500). The balance of the Purchase Price (the "Financed Portion of the Purchase Price") shall be financed by ShoLodge pursuant to the New Note which shall be delivered by SOA to ShoLodge at the Closing on the Closing Date. The New Note shall be substantially in the form of the Consolidation Note, but with interest on the principal amount evidenced thereby at the per annum rate of ten and one-quarter percent (10.25%) payable in arrears on the first day of each month, with principal payable monthly on the first day of each month based upon a twenty-five (25) year amortization, with a special principal payment in the





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
amount of Five Million Dollars ($5,000,000) being due on July 1, 1995 and a special principal payment in the amount of Five Million Dollars ($5,000,000) being due on October 1, 1995 (at which time the regular monthly principal payment shall be recalculated using the principal amount outstanding following each such special principal payment and the remaining months of the initial twenty-five (25) year amortization period) and with the entire outstanding principal amount together with all accrued and unpaid interest being due and payable on the date two (2) years from the Closing Date.

                 3.6. Security. The indebtedness evidenced by the New Note shall be secured by a first priority mortgage, deed of trust or similar security instrument and related documents with respect to the Richmond, Virginia AmeriSuites Hotel, such documents to be in form and substance mutually agreeable to SOA and ShoLodge (the "Richmond Mortgage"), and shall be further secured by all collateral presently securing the indebtedness evidenced by the Consolidation Note. The Richmond Mortgage and related documents shall be substantially in the form of the mortgage, deed of trust or similar security instrument and related documents now of record in favor of ShoLodge with respect to the SOA Hotels other than the Richmond, Virginia AmeriSuites Hotel. SOA, at SOA's expense, shall also deliver to ShoLodge a title policy insuring the Richmond Mortgage in the amount of the Richmond Price.


                                  ARTICLE IV.

                              RELATED TRANSACTIONS

                 4.1. Cancellation of Management Agreements. At the Closing on the Closing Date, SOA (or the owner of the applicable hotel, as appropriate) and ShoLodge shall enter into documents whereby the Management Agreements are cancelled and terminated, such documents to be in the form attached hereto as Exhibit A.

                 4.2. Price Adjustments. Within thirty (30) days following the Closing Date, SOA shall deliver to ShoLodge by wire transfer of immediately available funds (or pursuant to such other method as shall be mutually agreed upon by SOA and ShoLodge), as an addition to the Purchase Price, an amount equal to 1. one-half (1/2) of the working capital of SOA (including the working capital of OP Hotel, Inc.) as of December 31, 1994 after giving effect to the working capital adjustment pursuant to Section 2.7 of the Stock Option Agreement, determined as if ShoLodge had acquired the New Issue Shares pursuant to the Stock Option Agreement on December 31, 1994, plus (ii) an amount equal to interest at nine and one-half percent (9 1/2%) per annum on Fourteen Million Eight Hundred Eighty Thousand Three Hundred Thirty-Seven Dollars ($14,880,337) from January 1, 1995 to and including the Closing Date, adjusted up or down in accordance with the provisions of the third paragraph of the Overland Park Note, the Columbus Note and the Louisville Note as if such notes were still outstanding. At the Closing on the Closing Date, SOA shall deliver to ShoLodge by wire transfer of immediately available funds (or pursuant to such other method as shall be mutually agreed upon by SOA and ShoLodge), as an addition to the Purchase Price, an amount equal to the cost to Richmond Inn, Inc. to obtain fee simple title to the land on which the Richmond, Virginia AmeriSuites Hotel is located in excess of One Million One Hundred Twenty-Six Thousand Five Hundred Dollars ($1,126,500); provided, however, the decision to pay any such excess to obtain





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
fee simple title to the land on which the Richmond, Virginia AmeriSuites is located or in lieu thereof to acquire the stock of Richmond Inn, Inc. pursuant to Section 13.2 below shall be made by SOA.

                 4.3. Equipment Leases. At the Closing on the Closing Date, (i) SOA shall use its best efforts to cause ShoLodge and all subsidiaries of ShoLodge to be released from any and all liability, whether as maker, co-maker, co-obligor, guarantor or otherwise, under the Equipment Leases, (ii) unless ShoLodge or a subsidiary of ShoLodge remains liable for an Equipment Lease, the Reimbursement Agreement shall be cancelled and terminated pursuant to a document in form and substance mutually agreeable to SOA and ShoLodge, and
(iii) if ShoLodge or Richmond Inn, Inc. remains liable for the Equipment Lease relating to the Richmond, Virginia AmeriSuites Hotel, SOA shall assume all obligations of the lessee thereunder and the Reimbursement Agreement shall be amended to include an agreement of SOA to reimburse ShoLodge and Richmond Inn, Inc. for any payments made by ShoLodge or Richmond Inn, Inc. pursuant to such Equipment Lease from and after the Closing Date. In the event ShoLodge and all subsidiaries of ShoLodge are not released from liability for all Equipment Leases, (i) SOA, upon the request of ShoLodge, shall deliver to ShoLodge evidence of the payment of monthly lease payments due under the Equipment Leases, and (ii) SOA shall on or before the payment in full of the indebtedness evidenced by the New Note prepay in full all of the Equipment Leases for which ShoLodge or a subsidiary of ShoLodge remains liable and provide to ShoLodge evidence of such prepayment.

                 4.4. Modification of Existing Documents. At the Closing on the Closing Date, (i) the outstanding principal indebtedness of the Consolidation Note and the Louisville Equipment Note shall be consolidated with the Financed Portion of the Purchase Price into the New Note, such indebtedness thereafter bearing interest and being repayable in accordance with the provisions of the New Note, (ii) all documents securing the indebtedness evidenced by the Consolidation Note shall be modified (A) to reflect that the collateral described therein secures the indebtedness evidenced by the New Note, and (B) if the Reimbursement Agreement is cancelled and terminated, to delete any reference to the Reimbursement Agreement, such documentation (collectively the "Amendment Documents") to be in form and substance mutually agreeable to SOA and ShoLodge, and (iii) all title policies insuring ShoLodge shall be endorsed at the expense of SOA to reflect the recording of the Amendment Documents and the documents described in Section 2.1(d) above which are recorded.

                 4.5. Modification of Reservation Agreement. At the Closing on the Closing Date, the Reservation Agreement shall be amended pursuant to a document in form and substance mutually agreeable to Prime and ShoLodge to permit Prime to terminate the Reservation Agreement on six (6) months prior written notice.

                 4.6.     De-Identification of Tampa Property.  Within sixty
(60) days following the Closing Date, ShoLodge shall cause Tampa Inn, Inc. to cease operating the Tampa, Florida AmeriSuites Hotel owned by Tampa Inn, Inc. as an AmeriSuites Hotel and to cease using the name "AmeriSuites" in advertising or in any other manner in connection with the operation of the Tampa, Florida AmeriSuites Hotel.

                                   ARTICLE V.

                               CLOSING DELIVERIES

                 5.1.     Closing Date Deliveries.  At the Closing on the
                            Closing Date:

                          (a.)  ShoLodge shall deliver, or cause to be
delivered, to SOA: (i) the document pursuant to which the Stock Option Agreement is cancelled and terminated properly executed by ShoLodge; (ii) either (A) the documents necessary to consummate the transfer of the land, building and tangible personal property constituting the Richmond, Virginia AmeriSuites Hotel to SOA, properly executed by all parties thereto other than SOA and Prime, or (B) if the provisions of Section 13.2 below are applicable, the documents necessary to consummate the transfer of the stock of Richmond Inn, Inc., properly executed by ShoLodge, (iii) the Consolidation Note and the Louisville Equipment Note; (iv) the resignation of Leon Moore as a member of the Board of Directors and as an officer of SOA and OP Hotel, Inc. and the resignation of Bob Marlowe, Richard L. Johnson and John C. Buttolph as officers of SOA and OP Hotel, Inc., and, if the provisions of Section 13.2 below are applicable, the resignation of such individuals as directors and/or officers, as applicable, of Richmond Inn, Inc., all such resignations to be effective immediately following the Closing; (v) the documents pursuant to which the Management Agreements, and, if applicable, the Reimbursement Agreement are cancelled and terminated all properly executed by ShoLodge; (vi) the document pursuant to which the Reservation Agreement and, if applicable, the Reimbursement Agreement, are amended properly executed by ShoLodge; and (vii) such other documents as SOA shall reasonably request.

                          (b.)  SOA shall deliver, or cause to be delivered, to
ShoLodge (i) the Cash Portion of the Purchase Price in immediately available funds; (ii) the document pursuant to which the Stock Option Agreement is cancelled and terminated properly executed by SOA and Prime, (iii) the New Note properly executed by SOA; (iv) the Amendment Documents and the Richmond Mortgage and related documents (or, if the provisions of Section 13.2 below are applicable, the documents pursuant to which ShoLodge is granted a security interest in the stock of Richmond Inn, Inc.) all properly executed by all parties thereto other than ShoLodge; (v) the documents pursuant to which the Management Agreements, and, if applicable, the Reimbursement Agreement are cancelled and terminated all properly executed by all parties thereto other than ShoLodge; (vi) the document pursuant to which the Reservation Agreement and, if applicable, the Reimbursement Agreement, are amended properly executed by Prime; and (vii) such other documents as ShoLodge shall reasonably request.





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
                                  ARTICLE VI.

                         REPRESENTATIONS AND WARRANTIES
                                  OF SHOLODGE

                 ShoLodge hereby represents and warrants to SOA and Prime as follows:

                 6.1. Organization of ShoLodge. ShoLodge is a corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee and has the corporate power and authority to enter into and perform this Agreement.

                 6.2. Authorization. The execution and delivery of this Agreement by ShoLodge and the consummation by ShoLodge of the transactions contemplated hereby have been duly authorized by ShoLodge's Board of Directors. Neither the entering into this Agreement nor the consummation of the transactions contemplated herein will cause a violation or breach by ShoLodge of any contracts, agreements or instruments to which ShoLodge is a party or by which ShoLodge is bound.

                 6.3. Valid and Binding Agreement. This Agreement constitutes, and each of the other documents to be executed by ShoLodge to consummate the transactions contemplated herein will constitute upon execution by all parties thereto, a valid and binding agreement of ShoLodge, enforceable in accordance with its terms, subject as to enforceability to bankruptcy, insolvency and similar laws affecting creditors' rights generally and to the availability of equitable remedies.

                 6.4. No Violation. Neither the execution and delivery of this Agreement nor the consummation by ShoLodge of the transactions contemplated hereby violates or conflicts with the Charter or Bylaws of ShoLodge or any agreement or other restriction of any kind to which ShoLodge is as a party or by which it is bound.

                 6.5. Agreements with ShoLodge. Other than the Development Agreement, the Stock Option Agreement, this Agreement and the agreements entered into pursuant to the Development Agreement, the Stock Option Agreement or this Agreement, there are no other agreements between SOA and ShoLodge or any of its officers, directors or affiliates.

                 6.6. Employees. All employees of the SOA Hotels are listed in Schedule 6.6 attached hereto. There are no written agreements with any of such employees unless described in Schedule 6.6. To the Knowledge of ShoLodge, there are no employee claims, EEOC matters or state division of civil rights matters pending or threatened.

                 6.7. Litigation. Except as set forth in Schedule 6.7 hereto, there are no actions, proceedings or investigations pending or, to the Knowledge of ShoLodge, threatened against SOA, and ShoLodge knows and has no reason to know of any basis for any such action, proceeding or investigation.

                 6.8.     Site Disclosure.

                 A. There is no pending or, to the Knowledge of ShoLodge, threatened condemnation or similar proceeding affecting the Sites or any portion thereof, and to the Knowledge of ShoLodge, no such action is presently contemplated.

                 B. To the Knowledge of ShoLodge (i) all necessary permits and licenses required for the operation of the SOA Hotels have been obtained, and (ii) no zoning, building or other federal, state or municipal law, ordinance, regulation or restriction is violated by the continued maintenance, operation or use of the Sites or any portion thereof in any manner which would have a material adverse effect on the operations of SOA. No notice of zoning or building code violations resulting from the improvements on the Sites or the continued operation of the SOA Hotels has been received by ShoLodge.

                 C. To the Knowledge of ShoLodge, (i) the SOA Hotels have been operated in compliance with all environmental regulations, and (ii) no material amounts of pollutants or other toxic or hazardous substances, including any solid, liquid, gaseous or thermal irritant or contaminant, such as smoke, vapor, soot, fumes, alkalis, acids, chemicals or wastes, have been stored, discharged, released, generated or allowed to escape at or from the Sites, (iii) no underground storage tanks are located on the Sites or have been removed or filled, and (iv) no investigation, administrative order, consent order or agreement, litigation or settlement with respect to any of the foregoing is proposed, threatened, anticipated or in existence with respect to the Sites. ShoLodge has not received any notice of any such investigation, administrative order, consent order or agreement, litigation or settlement.

                 6.9. Equipment Leases. All Equipment Leases are described in Schedule 6.9 attached hereto. To the Knowledge of ShoLodge, no event of default exists under any of the Equipment Leases that could have an adverse effect on the operation of the SOA Hotels.

                 6.10. Operating Contracts. All operating contracts concerning the SOA Hotels are described in Schedule 6.10 to be attached hereto on or prior to the Closing Date. To the Knowledge of ShoLodge, no event of default exists under any of the operating contracts that could have an adverse effect on the operation of the SOA Hotels.

                 6.11. No Undisclosed Liabilities. To the Knowledge of ShoLodge, except as set forth or reserved against in SOA's financial statements, as disclosed in or created pursuant to the Development Agreement, the Stock Option Agreement, this Agreement or a document entered into pursuant to the Development Agreement, the Stock Option Agreement or this Agreement, or as otherwise disclosed in writing to SOA, there are no other obligations, liabilities or claims pending or threatened against SOA.

                                  ARTICLE VII.

                     REPRESENTATIONS AND WARRANTIES OF SOA

                 SOA hereby represents and warrants to ShoLodge as follows:

                 7.1. Organization of SOA. SOA is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform this Agreement.

                 7.2. Authorization. The execution and delivery of this Agreement by SOA and the consummation by SOA of the transactions contemplated hereby have been duly authorized by SOA's Board of Directors. Neither the entering into this Agreement nor the consummation of the transactions contemplated herein will cause a violation or breach by SOA of any contracts, agreements or instruments to which SOA is a party or by which SOA is bound.

                 7.3. Valid and Binding Agreement. This Agreement constitutes, and each of the other documents to be executed by SOA to consummate the transactions contemplated herein will constitute upon execution by all parties thereto, a valid and binding agreement of SOA, enforceable in accordance with its terms, subject as to enforceability to bankruptcy, insolvency and similar laws affecting creditors' rights generally and to the availability of equitable remedies.

                 7.4. No Violation. Neither the execution and delivery of this Agreement nor the consummation by SOA of the transactions contemplated hereby violates or conflicts with the Charter or Bylaws of SOA or any agreement or other restriction of any kind to which SOA is as a party or by which it is bound.


                                 ARTICLE VIII.

                    REPRESENTATIONS AND WARRANTIES OF PRIME

                 Prime hereby represents and warrants to ShoLodge as follows:

                 8.1. Organization of Prime. Prime is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform this Agreement.

                 8.2. Authorization. The execution and delivery of this Agreement by Prime and the consummation by Prime of the transactions contemplated hereby have been duly authorized by Prime's Board of Directors. Neither the entering into this Agreement nor the consummation of the transactions contemplated herein will cause a violation or breach by Prime of any contracts, agreements or instruments to which Prime is a party or by which Prime is bound.

                 8.3. Valid and Binding Agreement. This Agreement constitutes, and each of the other documents to be executed by Prime to consummate the transactions contemplated herein will constitute upon execution by all parties thereto, a valid and binding agreement of Prime, enforceable in accordance with its terms, subject as to enforceability to bankruptcy, insolvency and similar laws affecting creditors' rights generally and to the availability of equitable remedies.

                 8.4. No Violation. Neither the execution and delivery of this Agreement nor the consummation by Prime of the transactions contemplated hereby violates or conflicts with the Charter or Bylaws of Prime or any agreement or other restriction of any kind to which Prime is as a party or by which it is bound.


                                  ARTICLE IX.

                      CERTAIN MATTERS PENDING THE CLOSING


                 9.1. Antitrust Filings. Prime, SOA and ShoLodge shall, as soon as practicable after the execution of this Agreement, make or cause to be made any required governmental filings pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") with respect to the transactions contemplated hereby and shall use their best efforts to respond as promptly as practicable to all inquiries received from the applicable governmental agencies or committees for additional information or documentation. Each of Prime, SOA and ShoLodge will notify the others of all correspondence, filings or communications between such party or its representatives, on the one hand, and the applicable governmental agencies or committees, on the other hand, with respect to this Agreement and the transactions contemplated hereby. Each of Prime, SOA and ShoLodge will furnish the others with such necessary information and reasonable assistance as such other party may request in connection with its preparation of such filings.
SOA shall pay directly or reimburse ShoLodge for all filing fees and related costs in connection with all such filings.


                                   ARTICLE X.

              CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SHOLODGE

                 Each and every obligation of ShoLodge to be performed hereunder shall be subject to the satisfaction, prior to or on the date on which performance is due, of the following express conditions precedent:

                 10.1. Compliance with Agreement. Prime and SOA shall have performed and complied in all respects with all of their obligations under this Agreement which are to have been performed or complied with by them as of such date.

                 10.2.    Representations  and  Warranties.   The
representations and warranties made by Prime and SOA in this Agreement shall have been true and correct in all respects and such representations and warranties shall be true and correct in all respects as of the Closing

Date with the same force and effect as though such representations and warranties had been made on the Closing Date.

                 10.3. Proceedings and Instruments Satisfactory. All proceedings, corporate or other, to be taken by SOA and Prime in connection with the performance of this Agreement, and all documents incident thereto, shall be complete to the reasonable satisfaction of ShoLodge and ShoLodge's attorneys, and SOA and Prime shall have made available to ShoLodge for examination the originals or true and correct copies of all documents which ShoLodge may reasonably request in connection with the transactions contemplated by this Agreement.

                 10.4. Deliveries at Closing. Prime and SOA shall have delivered or caused to be delivered to ShoLodge the funds and the documents, each properly executed and dated as of the Closing Date, required pursuant to this Agreement.

                 10.5. Other Documents. Prime and SOA shall have delivered to ShoLodge or caused to be delivered to ShoLodge such certificates and documents of officers of SOA and Prime and public officials and opinions of counsel for SOA and Prime as shall be reasonably requested by ShoLodge's counsel to establish the existence and good standing of SOA and Prime and the due authorization and enforceability of this Agreement and the other documents to be executed by Prime and/or SOA to consummate the transactions contemplated herein and the authorization of the transactions and performance contemplated hereby by SOA and Prime.


                                  ARTICLE XI.

                   CONDITIONS PRECEDENT TO THE OBLIGATIONS OF
                                 PRIME AND SOA

                 Each and every obligation of Prime and SOA to be performed hereunder shall be subject to the satisfaction prior to or on the Closing Date of the following express conditions precedent:

                 11.1. Compliance with Agreement. ShoLodge shall have performed and complied in all respects with all of its obligations under this Agreement which are to have been performed or complied with by it prior to or on such Closing Date.

                 11.2. Representations and Warranties. The representations and warranties made by ShoLodge shall have been true and correct in all respects as of the Closing Date with the same force and effect as though such representations and warranties had been made on the Closing Date.

                 11.3. Proceedings and Instruments Satisfactory. All proceedings, corporate or other, to be taken by ShoLodge in connection with the performance of this Agreement, and all documents incident thereto, shall be complete to the reasonable satisfaction of SOA and Prime and their attorneys, and ShoLodge shall have made available to Prime and to SOA for examination the originals or true and correct copies of all documents which Prime and SOA may reasonably request in connection with the transactions contemplated by this Agreement.

                 11.4. Deliveries at Closing. ShoLodge shall have delivered or caused to be delivered to Prime and/or to SOA the documents, each properly executed and dated as of the Closing Date, required pursuant to this Agreement.

                 11.5. Other Documents. ShoLodge shall have delivered to Prime and SOA or caused to be delivered to Prime and SOA such certificates and documents of officers of ShoLodge and public officials and opinions of counsel for ShoLodge as shall be reasonably requested by counsel to Prime and SOA to establish the existence and good standing of ShoLodge and the due authorization of this Agreement and the authorization of the transactions and performance contemplated hereby by ShoLodge.


                                  ARTICLE XII.

                 SURVIVAL OF REPRESENTATIONS; INDEMNIFICATIONS

                 12.1. Survival of Representations. All representations, warranties and agreements made by any party in this Agreement or pursuant hereto shall be accurate as of and shall survive the Closing hereunder and any investigation at any time made by the party to whom such representation, warranty or agreement is made.

                 12.2. Statements as Representations. All statements contained in any certificate, list, document or other writing delivered pursuant hereto or in connection with the transactions contemplated hereby shall be deemed representations and warranties.

                 12.3. Indemnification by Prime and SOA. Prime and SOA, jointly and severally, hereby indemnify and hold ShoLodge harmless from and against, and agree to promptly defend ShoLodge from and reimburse ShoLodge for, any and all losses, damages, costs, expenses, liabilities, obligations, suits, actions, proceedings (formal or informal), investigations, settlements and claims of any kind (including, without limitation, reasonable attorney fees and other legal costs and expenses) which ShoLodge may at any time suffer or incur, or become subject to, as a result of or in connection with:

                 (a.) any breach or inaccuracy of any of the representations and warranties made by Prime or SOA in or pursuant to this Agreement, or in any certificate or document delivered by Prime or SOA in accordance with the provisions of any Section hereof; or

                 (b.) any failure by Prime or SOA to carry out, perform, satisfy and discharge any of the covenants, agreements, undertakings, liabilities or obligations of Prime or SOA under this Agreement or under any of the documents delivered by Prime or SOA pursuant to this Agreement.

                 12.4. ShoLodge's Indemnity. ShoLodge hereby indemnifies and holds Prime and SOA harmless from and against, and agrees promptly to defend Prime and SOA from and reimburse Prime and SOA for any and all losses, damages, costs, expenses, liabilities, obligations, suits, actions, proceedings (formal or informal), investigations, settlements and claims of any kind (including, without limitation, reasonable attorney fees and other legal costs and expenses) which Prime and SOA may at any time suffer or incur, or become subject to, as a result of or in connection with:

                 (a.) any breach or inaccuracy of any representations and warranties made by ShoLodge in or pursuant to this Agreement, or in any certificate or document delivered by ShoLodge in accordance with the provisions of any Section hereof; or

                 (b.) any failure by ShoLodge to carry out, perform, satisfy and discharge any of its covenants, agreements, undertakings, liabilities or obligations under this Agreement or under any of the documents delivered by ShoLodge pursuant to this Agreement.

Further, ShoLodge shall indemnify and hold Prime and SOA harmless from and against any adverse judgment rendered in the lawsuits described in Schedule 6.7 styled Doster Construction Company, Inc. v. Suites of America, Inc., et al., filed in Marion County, Indiana, and in Hamilton County, Ohio.

                 12.5.    Notification of Claims.

                 (a.) A party or parties entitled to be indemnified pursuant to Section 12.3 or 12.4 hereof (the "Indemnified Party") shall notify the party or parties liable for such indemnification (the "Indemnifying Party") in writing of any claim or demand which the Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement. Subject to the Indemnifying Party's right to defend in good faith third party claims as hereinafter provided, the Indemnifying Party shall satisfy its obligations under this Article XII within thirty (30) days after the receipt of written notice thereof from the Indemnified Party.

                 (b.) If the Indemnified Party shall notify the Indemnifying Party of any claim or demand pursuant to Section 12.5(a), and if such claim or demand relates to a claim or demand asserted by a third party against the Indemnified Party which the Indemnified Party asserts is a claim or demand for which the Indemnifying Party must indemnify or hold harmless the Indemnified Party under Section 12.3 or 12.4 hereof, the Indemnifying Party shall have the right to employ counsel to defend any such claim or demand asserted against the Indemnified Party. The Indemnified Party shall have the right to cooperate at its expense in the defense of any such claim or demand. The Indemnifying Party shall notify the Indemnified Party in writing, within thirty (30) days after the date of the notice of claim given by the Indemnified Party to the Indemnifying Party under Section 12.5(a) of its election to defend in good faith any such third party claim or demand. So long as the Indemnifying Party is defending in good faith any such claim or demand asserted by a third party against the Indemnified Party, the Indemnified Party shall not settle or compromise such claim or demand. The Indemnified Party shall make available to the Indemnifying Party or its agents all records and other materials in the Indemnified Party's possession reasonably required by the Indemnifying Party for its use in contesting any third party claim or demand. Whether or not the Indemnifying Party elects to defend any such claim or demand, the Indemnified Party shall have no obligation to do so.

                 12.6. Survival. The provisions of this Article XII shall survive the Closing of the transactions contemplated by this Agreement.

                                 ARTICLE XIII

                                 MISCELLANEOUS

                 13.1. Rescission of Exercise of Option. The parties hereto hereby revoke and rescind, effective as of December 31, 1994, the exercise by ShoLodge of its option to acquire the New Issue Shares pursuant to the Stock Option Agreement. The parties hereto further acknowledge and agree that should the transactions contemplated by this Agreement fail to close, other than as a result of a default by ShoLodge under this Agreement or the failure of ShoLodge to close, the terms and provisions of the Stock Option Agreement shall remain in full force and effect and ShoLodge's option to acquire the New Issue Shares pursuant thereto shall remain in effect until July 10, 1995.

                 13.2. Inability to Acquire Richmond, Virginia Property. In the event Richmond Inn, Inc. is unable to transfer fee title to the real property on which the Richmond, Virginia AmeriSuites Hotel is located because of a disagreement with the owner of such property over the purchase price payable to such owner, the transaction contemplated hereby shall nevertheless close on the Closing Date, and in lieu of the transfer of the land, building and tangible personal property constituting the Richmond, Virginia AmeriSuites Hotel, ShoLodge shall transfer to SOA all of the issued and outstanding stock of Richmond Inn, Inc., and ShoLodge shall be granted a first priority security interest in such stock in lieu of the Richmond Mortgage, such transfer and grant of security interest to be pursuant to documents in form and substance mutually agreeable to ShoLodge and SOA, but to be in substantially the form of the documents relating to the transfer and grant of a security interest in connection with the stock of OP Hotel, Inc. In such event (i) the Richmond Price, the Purchase Price and the Cash Portion of the Purchase Price shall be reduced by One Million One Hundred Twenty-Six Thousand Five Hundred Dollars ($1,126,500), and (ii) prior to the transfer of such stock of Richmond Inn, Inc. to SOA, all assets of Richmond Inn, Inc. other than the land, building and tangible personal property constituting the Richmond, Virginia AmeriSuites Hotel shall be transferred from Richmond Inn, Inc. to ShoLodge, Inc.

                 13.3. Expenses. All fees and expenses incurred by Prime or SOA in connection with this Agreement shall be paid by Prime or SOA, as appropriate. Except as otherwise expressly provided herein to the contrary, all fees and expenses incurred by ShoLodge in connection with this Agreement will be borne by ShoLodge.

                 13.4. Parties in Interest. Except as otherwise expressly provided herein, all the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the respective heirs, beneficiaries, personal and legal representatives, successors and assigns of the parties hereto.

                 13.5. Entire Agreement; Amendments. This Agreement and the other documents and writings referred to herein or delivered pursuant hereto, which form a part hereof, contains the entire understanding of the parties with respect to this subject matter. There are no restrictions, agreements, promises, warranties, covenants or undertakings other than those expressly set forth herein or therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended only by a written instrument duly executed by the parties or their respective successors or assigns. Any condition to a party's obligations hereunder may be waived by such party in writing.

                 13.6. Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretations of this Agreement.

                 13.7. Notices. All notices, requests, demands and other communications hereunder ("Notices") shall be in writing and shall be deemed to have been duly given if hand-delivered, sent via overnight delivery service or mailed (registered or certified mail, postage prepaid, return receipt requested) as follows:

                 As to SOA or Prime:

                                  Prime Hospitality Corp.
                                  700 Route 46 East
                                  Fairfield, New Jersey  07004
                                  Attn:  President

                 With a copy to:

                                  Prime Hospitality Corp.
                                  Prime Law Department
                                  700 Route 46 East
                                  Fairfield, New Jersey  07004

                 As to ShoLodge:

                                  ShoLodge, Inc.
                                  217 West Main Street
                                  Gallatin, Tennessee  37066
                                  Attn.:  Leon Moore

                 With a copy to:

                                  Boult, Cummings, Conners & Berry
                                  Suite 1600, 414 Union Street
                                  Nashville, Tennessee  37219
                                  Attn.:  Patrick L. Alexander, Esq.

or to such other address as any party may have furnished to the others in writing in accordance herewith, except that Notices of change of address shall only be effective upon receipt. All Notices shall be deemed received on the date of delivery or, if mailed, on the date appearing on the return receipt therefor.

                 13.8. Counterparts. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                 13.9. Severability. If any provision, clause or part of this Agreement or the application thereof under certain circumstances is held invalid, the remainder of this Agreement or the application of such provision, clause or part under other circumstances shall not be affected thereby.

                 13.10. No Reliance. No third party is entitled to rely on any of the representations, warranties and agreements of any party contained in this Agreement; the parties to this Agreement assume no liability to any third party because of any reliance on the representations, warranties and agreements contained in this Agreement.

                 13.11. Time of Essence. Time is of the essence in this Agreement, and all dates and time periods specified herein shall be strictly observed.

                 13.12. Enforcement Expenses. The prevailing party in any action commenced due to the breach hereof shall be entitled to recover its costs, expenses and reasonable attorney's fees incurred in the enforcement of this Agreement.

                 13.13. Governing Laws. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware.

                 IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto on the date first above written.

                                       SUITES OF AMERICA, INC.


                                       By:
                                          ------------------------------------
                                       Title:
                                             ---------------------------------


                                       PRIME HOSPITALITY CORP.


                                       By:
                                          ------------------------------------
                                       Title:
                                             ---------------------------------



                                       SHOLODGE, INC.


                                       By:
                                          ------------------------------------
                                       Title:
                                             ---------------------------------

                                   Exhibit A

                             TERMINATION AGREEMENT


                 THIS TERMINATION AGREEMENT (this "Agreement") is entered into as of the _____ day of ____________, 1995, by and between SUITES OF AMERICA, INC., a Delaware corporation (herein "SOA"), and SHOLODGE, INC., a Tennessee corporation formerly known as Gulf Coast Development, Inc. (herein "ShoLodge").

                              W I T N E S S E T H:

                 WHEREAS, the parties hereto entered into that certain Management Agreement dated as of ____________, 19__, (herein the "Management Agreement") relating to the AmeriSuites Hotel located at ___________________________ (the "Hotel"); and

                 WHEREAS, SOA, Prime Hospitality Corp., a Delaware corporation ("Prime"), and ShoLodge entered into that certain Stock Option Agreement dated January 8, 1993, as amended by letter dated August 12, 1993, as further amended by that certain First Amendment to Stock Option Agreement dated as of September 17, 1993, as further amended by letter dated November 10, 1993, as further amended by that certain Second Amendment to Stock Option Agreement dated as of April 15, 1994, as further amended by that certain Third Amendment to Stock Option Agreement dated as of July 8, 1994, and as further amended by that certain Fourth Amendment to Stock Option Agreement dated as of July 15, 1994 (collectively referred to herein as the "Stock Option Agreement"); and

                 WHEREAS, SOA, Prime and ShoLodge also entered into that certain Agreement (the "Cancellation Agreement") dated February 6, 1995, but effective as of December 31, 1994, pursuant to which the parties thereto agreed to cancel and terminate the Stock Option Agreement; and

                 WHEREAS, Section 4.1 of the Cancellation Agreement provides that upon the closing thereunder, the Management Agreement shall be cancelled and terminated.

                 NOW THEREFORE, the parties hereto hereby agree that, notwithstanding anything to the contrary contained therein, the Management Agreement is hereby cancelled and terminated as of the date hereof; provided, however, notwithstanding such cancellation and termination, the rights and obligations of the parties with respect to activities relating to the management of the Hotel pursuant to the Management Agreement and occurring prior to the date hereof shall be governed by the Management Agreement, including, without limitation, the payment of management fees for services performed by ShoLodge prior to the date hereof.

                 DATED as of the date set forth above.

                                        SUITES OF AMERICA, INC.


                                        By:
                                           ------------------------------------
                                        Title:
                                              ---------------------------------

                                        SHOLODGE, INC.


                                        By:
                                           ------------------------------------
                                        Title:
                                              ---------------------------------

                                  SCHEDULE 6.6

                         Employees and Related Matters


                       List of employees attached hereto.
            There are no written agreements with any such employees.

COMPANY 55 - AMERISUITES LOUISVILLE             T I M E  S U M M A R Y  W O R K S H E E T - B Y   G R O U P                  (PRINT)
55         - Amerisuites-louisville                             PERIOD END DATE  -  2/20/95                           PAGE         1
APPROVED BY-                                  SELECTION: HOURLY, SALARIED,                                FREQ-ALL    TIME  10:58:15
             -------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
  EMP #   EMPLOYEE NAME       REGULAR     OVERTIME      SICK        VACATION        HOLIDAY      TIPS      BONUS     OTHER
- ------------------------------------------------------------------------------------------------------------------------------------
001034   HENRY A. BENJAMIN         5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001023   THERESA DAILEY            5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001004   RAYMONT DUNCAN            5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001033   LARRY ENDSLEY             5.25
- ------------------------------------------------------------------------------------------------------------------------------------
001019   LISA FIELDS               5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001003   DARLENE GENTRY            5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001025   WILLIAM HARDISON          5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001002   SANDRA L. HUBER           6.00
- ------------------------------------------------------------------------------------------------------------------------------------
001011   RON HUIZAR                8.65
- ------------------------------------------------------------------------------------------------------------------------------------
001010   SHANNA HUMBERT            7.21
- ------------------------------------------------------------------------------------------------------------------------------------
001012   IVA J. JENNINGS           8.17
- ------------------------------------------------------------------------------------------------------------------------------------
001015   ZARELDA DECORAH JENNINGS  5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001007   JULIA CHRISTINE KEIBLER   7.69
- ------------------------------------------------------------------------------------------------------------------------------------
001032   NEETA KHIANI              5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001030   MICHELLE R. LITTLE        5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001014   JENNFER K. LONG           6.00
- ------------------------------------------------------------------------------------------------------------------------------------
001029   JARROD T. MASTEN          4.75
- ------------------------------------------------------------------------------------------------------------------------------------
001035   HELEN E. MCDANIEL         5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001005   MARY L. NEBLETT           5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001006   MICHAEL C. QUINN          6.50
- ------------------------------------------------------------------------------------------------------------------------------------
001036   DEANNA SMITH              5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001009   PAMELA LYNNE VALENTINE   12.74
- ------------------------------------------------------------------------------------------------------------------------------------
001008   DONNA E. WICKERSHAM      14.42
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

COMPANY 42 - AMERISUITES NASHVILLE              T I M E  S U M M A R Y  W O R K S H E E T - B Y   G R O U P                  (PRINT)
42         - Amerisuites-Nashville                              PERIOD END DATE  -  2/02/95                           PAGE         1
APPROVED BY-                                  SELECTION: HOURLY, SALARIED,                                FREQ-ALL    TIME  14:47:48
             -------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
  EMP #             EMPLOYEE NAME       REGULAR   OVERTIME    SICK     VACATION     HOLIDAY    TIPS   BONUS   OTHER
- ------------------------------------------------------------------------------------------------------------------------------------
001038   ALE ODAH ALGATRANI        5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001039   HAIDERODAH ALGATRANI      5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001009   VANESSA BALLARD           8.00
- ------------------------------------------------------------------------------------------------------------------------------------
001077   CAROL A BRANN             5.25
- ------------------------------------------------------------------------------------------------------------------------------------
001068   DEBBIE L BROWN            5.25
- ------------------------------------------------------------------------------------------------------------------------------------
001054   CHRISTINA L CARMAN        5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001057   MARY R CARMAN             5.25
- ------------------------------------------------------------------------------------------------------------------------------------
001083   DEANNA CARMAN             5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001045   DAVID R CECIL             6.00
- ------------------------------------------------------------------------------------------------------------------------------------
001015   BESSIE CLAYBORNE          6.50
- ------------------------------------------------------------------------------------------------------------------------------------
001080   VICTORIA COOK             5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001402   ANDREA D COOKE            6.00
- ------------------------------------------------------------------------------------------------------------------------------------
001056   BRENDA J. CROSS          10.50
- ------------------------------------------------------------------------------------------------------------------------------------
001341   TERRI DALZIEL             5.75
- ------------------------------------------------------------------------------------------------------------------------------------
001001   CYNTHIA DAVIS            11.06
- ------------------------------------------------------------------------------------------------------------------------------------
001088   ANGELA GAIL EWING         5.25
- ------------------------------------------------------------------------------------------------------------------------------------
001079   CAROLYN SUE FILSON        5.25
- ------------------------------------------------------------------------------------------------------------------------------------
001378   MARCUS FLANAGAN           5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001403   AMY E FRANCIS             8.00
- ------------------------------------------------------------------------------------------------------------------------------------
001331   RENEE GARR                5.75
- ------------------------------------------------------------------------------------------------------------------------------------
001035   RANDY L GROVES            6.00
- ------------------------------------------------------------------------------------------------------------------------------------
001021   CARLOS HARRIS             5.25
- ------------------------------------------------------------------------------------------------------------------------------------
001026   G GENEVIA HAWKS          13.46
- ------------------------------------------------------------------------------------------------------------------------------------
001084   FREDIA HEYWARD            5.25
- ------------------------------------------------------------------------------------------------------------------------------------
001087   ANDREA L HITER            5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001029   JOHN P JONES II           6.00
- ------------------------------------------------------------------------------------------------------------------------------------
001089   RICHARD DEAN JONES        5.50
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

COMPANY 43 - AMERISUITES ATLANTA                T I M E  S U M M A R Y  W O R K S H E E T - B Y   G R O U P                  (PRINT)
43         - Amerisuites-Atlanta                                PERIOD END DATE  -  2/02/95                           PAGE         1
APPROVED BY-                                  SELECTION: HOURLY, SALARIED,                                FREQ-ALL    TIME  14:48:18
             -------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
  EMP #   EMPLOYEE NAME       REGULAR     OVERTIME      SICK      VACATION      HOLIDAY      TIPS       BONUS     OTHER
- ------------------------------------------------------------------------------------------------------------------------------------
001019   MARIA D ADAME             5.25
- ------------------------------------------------------------------------------------------------------------------------------------
001136   ERICA ASHWORTH            5.25
- ------------------------------------------------------------------------------------------------------------------------------------
001008   ISABEL BENAVIDES          5.25
- ------------------------------------------------------------------------------------------------------------------------------------
001067   BETSY CANARI             14.42
- ------------------------------------------------------------------------------------------------------------------------------------
001059   JUANA RAMIREZ CERON       5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001004   FRANCISCA CERUANTES       5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001058   STACEY MICHELE DUCKER    11.78
- ------------------------------------------------------------------------------------------------------------------------------------
001142   YANET FERNANDEZ           5.25
- ------------------------------------------------------------------------------------------------------------------------------------
001003   ARNULFO GALINDO           5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001056   MARIA ESTHER GONZALES     5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001101   SHAWN HARTMAN             6.00
- ------------------------------------------------------------------------------------------------------------------------------------
001065   MICHAEL B HARTSOUGH       7.25
- ------------------------------------------------------------------------------------------------------------------------------------
001055   RANULFO HERNANDEZ         5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001017   JOYCE D LEGER             8.18
- ------------------------------------------------------------------------------------------------------------------------------------
001047   GUADALUPE H MARTINEZ      5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001063   CHARLIE N MASON           6.00
- ------------------------------------------------------------------------------------------------------------------------------------
001068   KELLY ANNE MCCAULEY       6.00
- ------------------------------------------------------------------------------------------------------------------------------------
001002   GONZALO ELIAS MEJIA       5.25
- ------------------------------------------------------------------------------------------------------------------------------------
001071   LOYCE MILLER              6.50
- ------------------------------------------------------------------------------------------------------------------------------------
001040   ELIBETH MORALES           5.25
- ------------------------------------------------------------------------------------------------------------------------------------
001041   ORISBELLA MORALES         5.25
- ------------------------------------------------------------------------------------------------------------------------------------
001051   MARIA MORALES             5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001138   OSCAR PULIDO              5.25
- ------------------------------------------------------------------------------------------------------------------------------------
001064   MARIA RODRIGUEZ           5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001039   MEREDITH JEAN ROSSOMONDO  8.00
- ------------------------------------------------------------------------------------------------------------------------------------
001074   BECKY RUARK               5.40
- ------------------------------------------------------------------------------------------------------------------------------------
001060   CHESTER E STAHL, JR       7.00
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

COMPANY 43 - AMERISUITES ATLANTA                T I M E  S U M M A R Y  W O R K S H E E T - B Y   G R O U P                  (PRINT)
43         - Amerisuites-Atlanta                                PERIOD END DATE  -  2/02/95                           PAGE         2
APPROVED BY-                                  SELECTION: HOURLY, SALARIED,                                FREQ-ALL    TIME  14:48:18
             -------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
  EMP #    EMPLOYEE NAME       REGULAR     OVERTIME      SICK        VACATION        HOLIDAY   TIPS    BONUS    OTHER
- ------------------------------------------------------------------------------------------------------------------------------------
001079   SARA WARD                 6.20
- ------------------------------------------------------------------------------------------------------------------------------------
001069   KELLEY YORK               7.21
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

COMPANY 44 - AMERISUITES BLUE ASH               T I M E  S U M M A R Y  W O R K S H E E T - B Y   G R O U P                  (PRINT)
44         - Amerisuites-Blue Ash                               PERIOD END DATE  -  2/02/95                           PAGE         1
APPROVED BY-                                  SELECTION: HOURLY, SALARIED,                                FREQ-ALL    TIME  14:52:16
             -------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
  EMP #   EMPLOYEE NAME          REGULAR    OVERTIME     SICK      VACATION      HOLIDAY     TIPS     BONUS    OTHER
- ------------------------------------------------------------------------------------------------------------------------------------
001046   JODY ALLEN                5.25
- ------------------------------------------------------------------------------------------------------------------------------------
001239   ADA BARNES                8.00
- ------------------------------------------------------------------------------------------------------------------------------------
001043   JOSEPH W CLAY             5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001245   DONNA M DANIELS           5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001117   DEBORAH FUNCH            10.29
- ------------------------------------------------------------------------------------------------------------------------------------
001004   LATISHA GERALDS           5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001022   EDDIE D GIBSON            9.87
- ------------------------------------------------------------------------------------------------------------------------------------
001006   SANDRA K GILMORE          6.50
- ------------------------------------------------------------------------------------------------------------------------------------
001243   ALAN GOFORTH              5.25
- ------------------------------------------------------------------------------------------------------------------------------------
001065   ROBERT G. HADDOX          6.25
- ------------------------------------------------------------------------------------------------------------------------------------
001191   ROBERT HADDOX             5.40
- ------------------------------------------------------------------------------------------------------------------------------------
001020   CALVIN HILL               5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001034   JENNIFER M HOAR           7.80
- ------------------------------------------------------------------------------------------------------------------------------------
001204   GREG HOOKER               7.21
- ------------------------------------------------------------------------------------------------------------------------------------
001236   SUZANNE HUGHES           12.98
- ------------------------------------------------------------------------------------------------------------------------------------
001049   SARAH H HYDE              5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001050   BONNIE KING               5.25
- ------------------------------------------------------------------------------------------------------------------------------------
001010   CARMEN LOSEY              6.00
- ------------------------------------------------------------------------------------------------------------------------------------
001025   JAMES W MARTIN            4.75
- ------------------------------------------------------------------------------------------------------------------------------------
001002   JUANITA RHODES            5.30
- ------------------------------------------------------------------------------------------------------------------------------------
001109   DEBRA ROBERTS             5.70
- ------------------------------------------------------------------------------------------------------------------------------------
001032   ROSE ROJAS                5.45
- ------------------------------------------------------------------------------------------------------------------------------------
001153   PAULINE RYCE              6.00
- ------------------------------------------------------------------------------------------------------------------------------------
001051   ALAN T SAND               5.75
- ------------------------------------------------------------------------------------------------------------------------------------
001045   BARBARA SESTER            5.25
- ------------------------------------------------------------------------------------------------------------------------------------
001223   KELLY WOOD                5.00
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

COMPANY 46 - AMERISUITES FOREST PARK            T I M E  S U M M A R Y  W O R K S H E E T - B Y   G R O U P                  (PRINT)
46         - Amerisuites-Forest Park                            PERIOD END DATE  -  2/02/95                           PAGE         1
APPROVED BY-                                  SELECTION: HOURLY, SALARIED,                                FREQ-ALL    TIME  14:52:21
             -------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
  EMP #    EMPLOYEE NAME       REGULAR     OVERTIME      SICK        VACATION        HOLIDAY      TIPS      BONUS     OTHER
- ------------------------------------------------------------------------------------------------------------------------------------
001058   HENRY L. ANDERSON         5.75
- ------------------------------------------------------------------------------------------------------------------------------------
001157   TAMMY L BAYS              5.75
- ------------------------------------------------------------------------------------------------------------------------------------
001020   BARNDI L BULTMAN          5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001083   WILLIAM D CLARK           7.15
- ------------------------------------------------------------------------------------------------------------------------------------
001120   LISA CONLEY               5.25
- ------------------------------------------------------------------------------------------------------------------------------------
001077   DIANE L GABRIELSON        5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001118   COREEN HAMILTON           5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001086   DEBRA J. HAMONS           5.75
- ------------------------------------------------------------------------------------------------------------------------------------
001168   LAURA JEAN HOLLMEYER     10.58
- ------------------------------------------------------------------------------------------------------------------------------------
001121   EUGENE JOHNSON            5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001047   MICHAEL N KEMPF           9.62
- ------------------------------------------------------------------------------------------------------------------------------------
001038   SHERYL KIM LOREHTZ        9.13
- ------------------------------------------------------------------------------------------------------------------------------------
001111   NORMA MITCHELL            5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001144   DARLENE MIXON             6.75
- ------------------------------------------------------------------------------------------------------------------------------------
001114   KIM PREWITT               5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001104   RICK A PRUITT             5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001064   WEIWEI OIAN               5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001119   NICOLE RAINES             5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001109   ANDY M RICHMAN            5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001088   JONI RUFLI                7.93
- ------------------------------------------------------------------------------------------------------------------------------------
001102   TINA M SANDERS            5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001105   RICK SMITH                5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001117   HEATHER STEVENS           5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001036   SARA ANN TENBRINK         5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001098   ANDREA WELLS              7.93
- ------------------------------------------------------------------------------------------------------------------------------------
001112   THERMONITA WILSON         5.50
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

COMPANY 47 - AMERISUITES KEYSTONE               T I M E  S U M M A R Y  W O R K S H E E T - B Y   G R O U P                  (PRINT)
47         - Amerisuites-Keystone                               PERIOD END DATE  -  2/02/95                           PAGE         1
APPROVED BY-                                  SELECTION: HOURLY, SALARIED,                                FREQ-ALL    TIME  14:52:26
             -------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
  EMP #   EMPLOYEE NAME       REGULAR     OVERTIME      SICK        VACATION        HOLIDAY      TIPS      BONUS     OTHER
- ------------------------------------------------------------------------------------------------------------------------------------
001087  MARGE ALLEN                5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001074  SHARI BODEHBERG            5.75
- ------------------------------------------------------------------------------------------------------------------------------------
001122  DEBBI BURRIS               5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001121  TIMOTHY CAMPBELL           5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001104  BARBARA COOLEY             5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001129  DUCTY COURTRIGHT           5.50
- ------------------------------------------------------------------------------------------------------------------------------------
005097  KIMBERLY D CRENSHAW        6.05
- ------------------------------------------------------------------------------------------------------------------------------------
005025  NEIL FOSTER                8.13
- ------------------------------------------------------------------------------------------------------------------------------------
001099  TRINA GERMANY              5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001060  CHAD GILBERT               6.00
- ------------------------------------------------------------------------------------------------------------------------------------
001047  CHRIS HARDIE               5.35
- ------------------------------------------------------------------------------------------------------------------------------------
005000  KATHRYH HEADLEY           12.50
- ------------------------------------------------------------------------------------------------------------------------------------
001115  LAMONTE HILL               5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001112  BENJAMIN FRANKLIN HITE     5.50
- ------------------------------------------------------------------------------------------------------------------------------------
005117  CLEO HITE                  8.17
- ------------------------------------------------------------------------------------------------------------------------------------
001094  CHARISE JACKSON            5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001090  MARY JOHNSON               5.75
- ------------------------------------------------------------------------------------------------------------------------------------
005162  DORA JOHNSON               5.75
- ------------------------------------------------------------------------------------------------------------------------------------
001082  TIANNA KENDALL             5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001065  BRYAN KENYON               6.25
- ------------------------------------------------------------------------------------------------------------------------------------
001068  MARY ELLEN KNOX            8.00
- ------------------------------------------------------------------------------------------------------------------------------------
001123  MARGARITA M LASLEY         5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001028  MEGHAN LILE                5.50
- ------------------------------------------------------------------------------------------------------------------------------------
005067  MARKEYDA LIPSOMB           5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001125  NIA NELSON                 5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001128  ISAIAH PARRISH             5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001024  LATASHA PIERSON            5.50
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

COMPANY 47 - AMERISUITES KEYSTONE               T I M E  S U M M A R Y  W O R K S H E E T - B Y   G R O U P                  (PRINT)
47         - Amerisuites-Keystone                               PERIOD END DATE  -  2/02/95                           PAGE         2
APPROVED BY-                                  SELECTION: HOURLY, SALARIED,                                FREQ-ALL    TIME  14:52:26
             -------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
  EMP #   EMPLOYEE NAME          REGULAR     OVERTIME    SICK      VACATION     HOLIDAY     TIPS     BONUS    OTHER
- ------------------------------------------------------------------------------------------------------------------------------------
001057  SHAWN PITTMAN              6.00
- ------------------------------------------------------------------------------------------------------------------------------------
005160  JUNE POWELL                5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001064  ELISA RAGSDALE             6.25
- ------------------------------------------------------------------------------------------------------------------------------------
001077  EDDIE RAGSDALE             5.75
- ------------------------------------------------------------------------------------------------------------------------------------
005073  AMY ROBINSON               9.80
- ------------------------------------------------------------------------------------------------------------------------------------
001073  GLENN SCHOFIELD            6.00
- ------------------------------------------------------------------------------------------------------------------------------------
001048  MATTHEW SIGLER             5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001113  SHERTREESE SMITH           5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001014  SUSAN SNYZER               5.75
- ------------------------------------------------------------------------------------------------------------------------------------
001120  RONDA SPURRIER             7.75
- ------------------------------------------------------------------------------------------------------------------------------------
001126  CURRAN WARREN              5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001116  DELISA WELLS               5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001111  LAMONT WHITE               5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001124  KEITH WILLIAMS             5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001127  JAMES WRIGHT               5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001071  DANA YORK                  5.75
- ------------------------------------------------------------------------------------------------------------------------------------
001130  VICTORIA YORK              6.00
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

COMPANY 48 - AMERISUITES LITTLE ROCK            T I M E  S U M M A R Y  W O R K S H E E T - B Y   G R O U P                  (PRINT)
48         - Amerisuites-Little Rock                            PERIOD END DATE  -  2/02/95                           PAGE         1
APPROVED BY-                                  SELECTION: HOURLY, SALARIED,                                FREQ-ALL    TIME  14:52:33
             -------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
  EMP #             EMPLOYEE NAME       REGULAR   OVERTIME    SICK     VACATION     HOLIDAY    TIPS       BONUS     OTHER
- ------------------------------------------------------------------------------------------------------------------------------------
001077  CASANDRA KAY ALFORD        4.50
- ------------------------------------------------------------------------------------------------------------------------------------
001078  TANYA LEE BOOK             5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001056  SHARON E CANADY            4.50
- ------------------------------------------------------------------------------------------------------------------------------------
001196  JOANN CARTER               8.18
- ------------------------------------------------------------------------------------------------------------------------------------
001139  CURTIS CRUTCHFIELD         4.80
- ------------------------------------------------------------------------------------------------------------------------------------
001151  MICHAEL CUNNINS            5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001030  MILTON DAVIS               4.65
- ------------------------------------------------------------------------------------------------------------------------------------
001174  CYHTHIA DELONEY            4.75
- ------------------------------------------------------------------------------------------------------------------------------------
001102  ANITA M DYSARD             6.50
- ------------------------------------------------------------------------------------------------------------------------------------
001162  TAMLA FRANKLIN             5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001080  VIVIAN GATEWOOD            4.50
- ------------------------------------------------------------------------------------------------------------------------------------
001002  PHYLLIS GWIN              12.98
- ------------------------------------------------------------------------------------------------------------------------------------
001046  JOSEPH B. HALL             5.25
- ------------------------------------------------------------------------------------------------------------------------------------
001035  KENNETH HARTSFIELD         8.17
- ------------------------------------------------------------------------------------------------------------------------------------
001172  PATRICA HODGE              6.00
- ------------------------------------------------------------------------------------------------------------------------------------
001027  FREDDIE HOLMES             4.85
- ------------------------------------------------------------------------------------------------------------------------------------
001043  CHARLENE L JACKSON         4.50
- ------------------------------------------------------------------------------------------------------------------------------------
001090  JANICE KING                5.10
- ------------------------------------------------------------------------------------------------------------------------------------
001076  JUANA LEDBETTER            4.50
- ------------------------------------------------------------------------------------------------------------------------------------
001073  ZONDRA L LEWIS             4.50
- ------------------------------------------------------------------------------------------------------------------------------------
001045  TRACY DIANE LOUTHIAN       5.15
- ------------------------------------------------------------------------------------------------------------------------------------
001183  DELORIS MAHAN              5.25
- ------------------------------------------------------------------------------------------------------------------------------------
001058  LAVERN MAHONES             4.70
- ------------------------------------------------------------------------------------------------------------------------------------
001010  MARTHA S MCGOUGH           8.65
- ------------------------------------------------------------------------------------------------------------------------------------
001039  TYJUANA M MILES            4.65
- ------------------------------------------------------------------------------------------------------------------------------------
001114  MARSHA MORELAND            5.10
- ------------------------------------------------------------------------------------------------------------------------------------
001127  TRACY C. MORGAN            5.10
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

COMPANY 48 - AMERISUITES LITTLE ROCK            T I M E  S U M M A R Y  W O R K S H E E T - B Y   G R O U P                  (PRINT)
48         - Amerisuites-Little Rock                            PERIOD END DATE  -  2/02/95                           PAGE         2
APPROVED BY-                                  SELECTION: HOURLY, SALARIED,                                FREQ-ALL    TIME  14:52:33
             -------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
  EMP #             EMPLOYEE NAME       REGULAR   OVERTIME    SICK      VACATION      HOLIDAY    TIPS     BONUS     OTHER
- ------------------------------------------------------------------------------------------------------------------------------------
001079  VERONICA NICHOLS           4.50
- ------------------------------------------------------------------------------------------------------------------------------------
001154  LESTER E NOWDEN            6.49
- ------------------------------------------------------------------------------------------------------------------------------------
001199  GEORGE OLSIN               5.25
- ------------------------------------------------------------------------------------------------------------------------------------
001062  TASHA LASCHARRI SHEPHARD   4.70
- ------------------------------------------------------------------------------------------------------------------------------------
001211  RON TOLSON                 5.25
- ------------------------------------------------------------------------------------------------------------------------------------
001049  BILLY PAUL TURPIN          6.00
- ------------------------------------------------------------------------------------------------------------------------------------
001003  LINDA VINT                12.49
- ------------------------------------------------------------------------------------------------------------------------------------
001126  CAPRISHA WILLIAMS          5.10
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

COMPANY 45 - RICHMOND INN, INC.                 T I M E  S U M M A R Y  W O R K S H E E T - B Y   G R O U P                  (PRINT)
45         - Richmond Inn, Inc.                                 PERIOD END DATE  -  2/02/95                            PAGE        1
APPROVED BY-                                  SELECTION: HOURLY, SALARIED,                                FREQ-ALL     TIME 14:52:39
             -------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
  EMP #             EMPLOYEE NAME       REGULAR    OVERTIME    SICK     VACATION     HOLIDAY    TIPS    BONUS   OTHER
- ------------------------------------------------------------------------------------------------------------------------------------
001049  DARIN S BOTTIGER           5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001055  CHAD BOTTIGER              5.25
- ------------------------------------------------------------------------------------------------------------------------------------
001003  CHRISTY BURKE              6.25
- ------------------------------------------------------------------------------------------------------------------------------------
001050  ROGER BURNETTE             5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001045  RAMONA FABIEN              5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001123  JAUTEHA FAUNTLEROY         5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001051  ANTHONY GARCIA             5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001069  ELAINE M. GOODE            5.25
- ------------------------------------------------------------------------------------------------------------------------------------
001047  ROY GUNDY                  5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001110  CLEVELAND HUNT             5.25
- ------------------------------------------------------------------------------------------------------------------------------------
001025  MARIAN JONES               7.00
- ------------------------------------------------------------------------------------------------------------------------------------
001104  SHANNON LAWRENCE           8.67
- ------------------------------------------------------------------------------------------------------------------------------------
001132  MILDRED J MICKEY           5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001039  ALLAN REID MILLER          8.65
- ------------------------------------------------------------------------------------------------------------------------------------
001033  TIMOTHY E NORMAN          14.42
- ------------------------------------------------------------------------------------------------------------------------------------
001041  JULIE S NORMAN             5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001061  THOMAS E NORMAN            5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001005  KURT OLSEN                 6.00
- ------------------------------------------------------------------------------------------------------------------------------------
001052  HANNAH R. PALMER           5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001060  DERECK ROGERS              5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001004  LINDA G. SAUNDERS          9.62
- ------------------------------------------------------------------------------------------------------------------------------------
001006  HELEN M. SIMMS             6.00
- ------------------------------------------------------------------------------------------------------------------------------------
001057  DUANE L. SIMMS             8.15
- ------------------------------------------------------------------------------------------------------------------------------------
001022  JERRY L SMITH              5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001121  SAM SMITHERS, JR.          5.25
- ------------------------------------------------------------------------------------------------------------------------------------
001007  SHULISA L. TAYLOR          6.25
- ------------------------------------------------------------------------------------------------------------------------------------
001067  FANNIE C. THOMPSON         5.75
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

COMPANY 45 - RICHMOND INN, INC.                 T I M E  S U M M A R Y  W O R K S H E E T - B Y   G R O U P                  (PRINT)
45         - Richmond Inn, Inc.                                 PERIOD END DATE  -  2/02/95                            PAGE        2
APPROVED BY-                                  SELECTION: HOURLY, SALARIED,                                FREQ-ALL     TIME 14:52:39
             -------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
  EMP #             EMPLOYEE NAME       REGULAR   OVERTIME    SICK      VACATION      HOLIDAY     TIPS    BONUS      OTHER
- ------------------------------------------------------------------------------------------------------------------------------------
001053   GRACE T. VALENTINE       12.98
- ------------------------------------------------------------------------------------------------------------------------------------
001048   JOSEPH VELAZOUEZ          5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001056   JESSICA L. WILSON         5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001062   JERMAINE L. WINSTON       5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001031   IRENE W. WOODSON          5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001010   LILLIENCE H WYATT         5.25
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

COMPANY 50 - AMERISUITES BRENTWOOD             T I M E  S U M M A R Y  W O R K S H E E T - B Y   G R O U P                  (PRINT)
50         - Amerisuites-Brentwood                              PERIOD END DATE  -  2/02/95                           PAGE         1
APPROVED BY-                                  SELECTION: HOURLY, SALARIED,                                FREQ-ALL    TIME  14:52:44
             -------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
  EMP #             EMPLOYEE NAME       REGULAR     OVERTIME   SICK     VACATION    HOLIDAY    TIPS      BONUS    OTHER
- ------------------------------------------------------------------------------------------------------------------------------------
001111   MEIKI DAWN BAKER          5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001118   JENNIFER L BARKLEY        5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001091   AHSLI NICHOLE BOZMAN      5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001001   DONNA CARNEY             12.97
- ------------------------------------------------------------------------------------------------------------------------------------
001071   VIVIAN SUE COX            8.65
- ------------------------------------------------------------------------------------------------------------------------------------
001007   PATRICIA ANN EVANS        5.25
- ------------------------------------------------------------------------------------------------------------------------------------
001199   RICHIE C FITSPATRICK      9.53
- ------------------------------------------------------------------------------------------------------------------------------------
001160   ULYSSES GAINES            5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001110   RODERICK GILES            5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001044   OTIS GRIGGS               6.00
- ------------------------------------------------------------------------------------------------------------------------------------
001108   CATHY GRIGGS              5.75
- ------------------------------------------------------------------------------------------------------------------------------------
001004   RHONDA RENEE GWYN         7.35
- ------------------------------------------------------------------------------------------------------------------------------------
001042   JOHNNY L GWYN             5.25
- ------------------------------------------------------------------------------------------------------------------------------------
001116   MARCUS L'MONTE HILL       5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001028   LYNDA HODGES             12.02
- ------------------------------------------------------------------------------------------------------------------------------------
001119   CHARLES S JONES           5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001097   ALGERINA KOON             5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001036   KELVIN LEE                9.33
- ------------------------------------------------------------------------------------------------------------------------------------
001112   TINA M LENTZ              5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001043   TERRI MANLOVE             6.25
- ------------------------------------------------------------------------------------------------------------------------------------
001095   HEATHER LEA HOWLIN        5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001006   JAMES PATT                6.75
- ------------------------------------------------------------------------------------------------------------------------------------
001090   CHARLES PATTON            5.25
- ------------------------------------------------------------------------------------------------------------------------------------
001086   TIMOTHY RIDLEY            5.25
- ------------------------------------------------------------------------------------------------------------------------------------
001093   MATT ROBBINS              5.75
- ------------------------------------------------------------------------------------------------------------------------------------
001076   TINA SCHUBERT             6.50
- ------------------------------------------------------------------------------------------------------------------------------------
001008   MARTHA ANN SCOTT          5.25
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

COMPANY 50 - AMERISUITES BRENTWOOD             T I M E  S U M M A R Y  W O R K S H E E T - B Y   G R O U P                  (PRINT)
50         - Amerisuites-Brentwood                              PERIOD END DATE  -  2/02/95                           PAGE         2
APPROVED BY-                                  SELECTION: HOURLY, SALARIED,                                FREQ-ALL    TIME  14:52:44
             -------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
  EMP #             EMPLOYEE NAME       REGULAR   OVERTIME    SICK     VACATION     HOLIDAY      TIPS     BONUS    OTHER
- ------------------------------------------------------------------------------------------------------------------------------------
001003   WENDY R SCRUGGS           5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001114   KENT E SMITH              5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001115   DEBRA DEAN SMITH          5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001073   CANDICE STANFORD          5.75
- ------------------------------------------------------------------------------------------------------------------------------------
001107   BRIDGETT E TISDALE        5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001109   VICTOR ANTONIO TISDALE    5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001164   MELANIE TOCK              5.75
- ------------------------------------------------------------------------------------------------------------------------------------
001102   WILLIAM L VICK            6.50
- ------------------------------------------------------------------------------------------------------------------------------------
001099   BRIAN DANIEL WHITAKER     5.75
- ------------------------------------------------------------------------------------------------------------------------------------
001113   ANTONIO DARNELL WHITAKER  5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001069   RICHARD WHITE             6.75
- ------------------------------------------------------------------------------------------------------------------------------------
001117   WILLIE M WHITE            5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001080   TONY BARNARD WHITSEY      6.00
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

COMPANY 52 - AMERISUITES FLAGSTAFF             T I M E  S U M M A R Y  W O R K S H E E T - B Y   G R O U P                  (PRINT)
52         - Amerisuites-Flagstaff                              PERIOD END DATE  -  2/02/95                           PAGE         1
APPROVED BY-                                  SELECTION: HOURLY, SALARIED,                                FREQ-ALL    TIME  14:52:49
             -------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
  EMP #             EMPLOYEE NAME       REGULAR    OVERTIME   SICK    VACATION     HOLIDAY     TIPS   BONUS    OTHER
- ------------------------------------------------------------------------------------------------------------------------------------
001028   KAREN E ANDERSON          5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001134   LESLIE ASHLEY            10.34
- ------------------------------------------------------------------------------------------------------------------------------------
001168   FIRMAN BEGODY             4.50
- ------------------------------------------------------------------------------------------------------------------------------------
001097   LENA BENALLY              5.20
- ------------------------------------------------------------------------------------------------------------------------------------
001112   DEON BENALLY              4.50
- ------------------------------------------------------------------------------------------------------------------------------------
001148   MARJORIE BENALLY          4.50
- ------------------------------------------------------------------------------------------------------------------------------------
001157   MARLENA BETONE            4.50
- ------------------------------------------------------------------------------------------------------------------------------------
001158   SANDRA BETONE             4.50
- ------------------------------------------------------------------------------------------------------------------------------------
001027   DAVID BRITTAIN            6.00
- ------------------------------------------------------------------------------------------------------------------------------------
001155   EMILY C COLE              4.75
- ------------------------------------------------------------------------------------------------------------------------------------
001075   FRANK DUPLER              4.50
- ------------------------------------------------------------------------------------------------------------------------------------
001163   SEATON EDD                4.50
- ------------------------------------------------------------------------------------------------------------------------------------
001136   MAURA L EMERINE           4.75
- ------------------------------------------------------------------------------------------------------------------------------------
001164   RIED FLOOD                4.75
- ------------------------------------------------------------------------------------------------------------------------------------
001165   BRANDON FOSTER            4.75
- ------------------------------------------------------------------------------------------------------------------------------------
001087   ALISHA GODINEZ            4.50
- ------------------------------------------------------------------------------------------------------------------------------------
001167   ANDREA HAWKINS            4.50
- ------------------------------------------------------------------------------------------------------------------------------------
001020   ROBERT HENDRIX            5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001015   NATHAN HIRNI              5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001069   KARLI HORN                5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001092   AARON HOWELL              4.50
- ------------------------------------------------------------------------------------------------------------------------------------
001026   NORMAN F IDE              5.00
- ------------------------------------------------------------------------------------------------------------------------------------
001049   DOUGLAS KINNEY            7.69
- ------------------------------------------------------------------------------------------------------------------------------------
001166   FANNIE MAE LITTLE         4.50
- ------------------------------------------------------------------------------------------------------------------------------------
001125   MARIO LUGO                4.50
- ------------------------------------------------------------------------------------------------------------------------------------
001082   TINA MCCABE               4.50
- ------------------------------------------------------------------------------------------------------------------------------------
001064   CASEY MCKOUEN             7.21
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

COMPANY 52 - AMERISUITES FLAGSTAFF             T I M E  S U M M A R Y  W O R K S H E E T - B Y   G R O U P                  (PRINT)
52         - Amerisuites-Flagstaff                              PERIOD END DATE  -  2/02/95                           PAGE         2
APPROVED BY-                                  SELECTION: HOURLY, SALARIED,                                FREQ-ALL    TIME  14:52:49
             -------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
  EMP #             EMPLOYEE NAME     REGULAR   OVERTIME    SICK      VACATION      HOLIDAY    TIPS      BONUS      OTHER
- ------------------------------------------------------------------------------------------------------------------------------------
001003   JEFF MCQUATTERS           6.25
- ------------------------------------------------------------------------------------------------------------------------------------
001079   ROBERT BURKE MOORE        4.75
- ------------------------------------------------------------------------------------------------------------------------------------
001005   DONNA MUGERDITCHIAN      12.02
- ------------------------------------------------------------------------------------------------------------------------------------
001135   MATT MURPHY               5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001055   DANIEL W PRENOVOST        5.75
- ------------------------------------------------------------------------------------------------------------------------------------
001038   CONNIE RIDGWAY            5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001096   KATHERINE RUSSELL         9.00
- ------------------------------------------------------------------------------------------------------------------------------------
001059   NONA M SCHULER            4.75
- ------------------------------------------------------------------------------------------------------------------------------------
001129   BRIAN SWEET               5.25
- ------------------------------------------------------------------------------------------------------------------------------------
001153   EDWARD WEISS              4.50
- ------------------------------------------------------------------------------------------------------------------------------------
001142   FLOYD WILLIAMS            4.50
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

COMPANY 53 - AMERISUITES OVERLAND PARK         T I M E  S U M M A R Y  W O R K S H E E T - B Y   G R O U P                  (PRINT)
53         - Amerisuites-Overland Park                          PERIOD END DATE  -  2/02/95                           PAGE         1
APPROVED BY-                                  SELECTION: HOURLY, SALARIED,                                FREQ-ALL    TIME  14:52:53
             -------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
  EMP #   EMPLOYEE NAME             REGULAR    OVERTIME    SICK     VACATION      HOLIDAY    TIPS     BONUS     OTHER
- ------------------------------------------------------------------------------------------------------------------------------------
001115   ALVERIA R ABERNATHY          8.65
- ------------------------------------------------------------------------------------------------------------------------------------
001049   LYNN MARIE ASH               5.60
- ------------------------------------------------------------------------------------------------------------------------------------
001091   ANNETTE BLACK                5.60
- ------------------------------------------------------------------------------------------------------------------------------------
001111   FAYE M BLACK                 5.35
- ------------------------------------------------------------------------------------------------------------------------------------
001118   SHEILA BROWN                 5.35
- ------------------------------------------------------------------------------------------------------------------------------------
001123   ALFRED BROWN                 5.35
- ------------------------------------------------------------------------------------------------------------------------------------
001105   DENIELLE C CLINTON           5.35
- ------------------------------------------------------------------------------------------------------------------------------------
001101   BARBARA COPE                12.26
- ------------------------------------------------------------------------------------------------------------------------------------
001117   JANET DANKINS                5.35
- ------------------------------------------------------------------------------------------------------------------------------------
001015   BRENDA EVANS                 6.50
- ------------------------------------------------------------------------------------------------------------------------------------
001007   RHONDA FOX                  14.42
- ------------------------------------------------------------------------------------------------------------------------------------
001040   MARCUS L GAY                 5.60
- ------------------------------------------------------------------------------------------------------------------------------------
001043   REBECCA GIFFORD              6.75
- ------------------------------------------------------------------------------------------------------------------------------------
001121   KIKIA GRIFFIN                6.00
- ------------------------------------------------------------------------------------------------------------------------------------
001112   KAREN GUNNELS                5.35
- ------------------------------------------------------------------------------------------------------------------------------------
001044   CHRISTOPHER F HAFENRICHTE    6.25
- ------------------------------------------------------------------------------------------------------------------------------------
001016   JOHN W HILL                  8.00
- ------------------------------------------------------------------------------------------------------------------------------------
001116   ADRIAN JOHNSON               5.35
- ------------------------------------------------------------------------------------------------------------------------------------
001119   DAVID JOHNSON                5.35
- ------------------------------------------------------------------------------------------------------------------------------------
001063   PATRICIA MCCAULEY            6.25
- ------------------------------------------------------------------------------------------------------------------------------------
001098   JOHN W MCCAULEY              5.50
- ------------------------------------------------------------------------------------------------------------------------------------
001080   JUAN KEITH MILLIGAN          5.35
- ------------------------------------------------------------------------------------------------------------------------------------
001058   STEPHAN L PHILLIPS           5.60
- ------------------------------------------------------------------------------------------------------------------------------------
001072   GREG PHILLIPS                6.25
- ------------------------------------------------------------------------------------------------------------------------------------
001075   BERTHA PHILLIPS              5.75
- ------------------------------------------------------------------------------------------------------------------------------------
001081   ROBERT POWERS                6.00
- ------------------------------------------------------------------------------------------------------------------------------------
001022   JAMES L ROBINETTE            9.17
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

COMPANY 53 - AMERISUITES OVERLAND PARK         T I M E  S U M M A R Y  W O R K S H E E T - B Y   G R O U P                  (PRINT)
53         - Amerisuites-Overland Park                          PERIOD END DATE  -  2/02/95                           PAGE         2
APPROVED BY-                                  SELECTION: HOURLY, SALARIED,                                FREQ-ALL    TIME  14:52:53
             -------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
  EMP #             EMPLOYEE NAME        REGULAR   OVERTIME    SICK      VACATION      HOLIDAY    TIPS    BONUS     OTHER
- ------------------------------------------------------------------------------------------------------------------------------------
001122   GARY SLAUGHTER               5.35
- ------------------------------------------------------------------------------------------------------------------------------------
001076   SHEILA D SYRUS               5.60
- ------------------------------------------------------------------------------------------------------------------------------------
001023   LASHAWNA L THOMAS            6.75
- ------------------------------------------------------------------------------------------------------------------------------------
001074   JENNIFER TILFORD             7.69
- ------------------------------------------------------------------------------------------------------------------------------------
001113   BRUCE WITTMAN                6.50
- ------------------------------------------------------------------------------------------------------------------------------------
001120   PAMELA WOODSON               5.35
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

COMPANY 54 - AMERISUITES COLUMBUS              T I M E  S U M M A R Y  W O R K S H E E T - B Y   G R O U P                  (PRINT)
54         - Amerisuites-Columbus                               PERIOD END DATE  -  2/02/95                           PAGE        1
APPROVED BY-                                  SELECTION: HOURLY, SALARIED,                                FREQ-ALL    TIME  14:52:58
             -------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
  EMP #             EMPLOYEE NAME     REGULAR   OVERTIME    SICK      VACATION      HOLIDAY    TIPS      BONUS    OTHER
- ------------------------------------------------------------------------------------------------------------------------------------
001038   NEAL R AUCKERMAN          9.15
- ------------------------------------------------------------------------------------------------------------------------------------
001064   BYRON BACIGALUPO          5.75
- ------------------------------------------------------------------------------------------------------------------------------------
001028   LAVONNE R BAYIRD          5.75
- ------------------------------------------------------------------------------------------------------------------------------------
001065   ROBERT BLACK              5.75
- ------------------------------------------------------------------------------------------------------------------------------------
001034   TAMMIE K BOUCHER          6.00
- ------------------------------------------------------------------------------------------------------------------------------------
001075   JANIE CARLINI             6.00
- ------------------------------------------------------------------------------------------------------------------------------------
001058   PATRICK DAY               6.00
- ------------------------------------------------------------------------------------------------------------------------------------
001003   KIMBERLY FLYNN           11.06
- ------------------------------------------------------------------------------------------------------------------------------------
001077   TIZIANA JEFFERSON         5.75
- ------------------------------------------------------------------------------------------------------------------------------------
001078   JOSE JUAN LECHUGA         5.75
- ------------------------------------------------------------------------------------------------------------------------------------
001074   JACQUELYN MCMILLIAN       5.75
- ------------------------------------------------------------------------------------------------------------------------------------
001004   DIEDRE NICKERSON          6.00
- ------------------------------------------------------------------------------------------------------------------------------------
001001   DEBORA OWENS             14.43
- ------------------------------------------------------------------------------------------------------------------------------------
001066   JILL C PYLE               5.75
- ------------------------------------------------------------------------------------------------------------------------------------
001023   GINA M ROUSH              8.75
- ------------------------------------------------------------------------------------------------------------------------------------
001022   AMY J SECKEL              8.42
- ------------------------------------------------------------------------------------------------------------------------------------
001018   MICHAEL SHROAT            6.85
- ------------------------------------------------------------------------------------------------------------------------------------
001057   HELENA JOHNETTE SMILEY    6.00
- ------------------------------------------------------------------------------------------------------------------------------------
001042   SONYA SPENCER             6.00
- ------------------------------------------------------------------------------------------------------------------------------------
001076   RON D SPRADLIN            6.00
- ------------------------------------------------------------------------------------------------------------------------------------
001070   JUDY STREETS              6.50
- ------------------------------------------------------------------------------------------------------------------------------------
001037   TINA I THOMAS             6.00
- ------------------------------------------------------------------------------------------------------------------------------------
001027   JAMES VIPPERMAN           6.00
- ------------------------------------------------------------------------------------------------------------------------------------
001033   SUSAN VIPPERMAN           6.00
- ------------------------------------------------------------------------------------------------------------------------------------
001002   JULIANN WAHLENMAIER       8.89
- ------------------------------------------------------------------------------------------------------------------------------------
001063   REBECCA YAUSSY            5.75
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 6.7


                 There is no litigation currently pending against Suites of America, Inc. except the matter styled Doster Construction Company, Inc. v. Suites of America, Inc., et al., filed in the Marion Circuit Court, Marion County, State of Indiana, Cause No. 49C01-9108-CP-2522, the matter styled Doster Construction Company, Inc. v. Suites of America, Inc., et al., filed in the Court of Common Pleas, Hamilton County, Ohio, Case No. A91-07250, and the matter styled Jeffery Walker and Nicole Walker v. Suites of America, Inc., individually and d/b/a AmeriSuites, et al., filed in the Circuit Court of Davidson County, Tennessee, No. 94C-3849.

                                  SCHEDULE 6.9

                                Equipment Leases


Little Rock:



                 Lease Agreement (Lease No. 6514) dated December 5, 1991, between Telerent Leasing Corporation as Lessor and Suites of America, Inc. as Lessee, together with Schedule A, Schedule B and Schedule C thereto, all dated December 5, 1991 and all between Telerent Leasing Corporation and Suites of America, Inc.


Indianapolis:



                 Lease Agreement (Lease No. 6501-000) dated December 3, 1991, between Telerent Leasing Corporation as Lessor and Suites of America, Inc. as Lessee, together with Schedule "A" and Schedule B thereto, both dated December 3, 1991 and both between Telerent Leasing Corporation and Suites of America, Inc.; Lease Addendum I dated December 3, 1991 between Telerent Leasing Corporation and Suites of America, Inc.; Lease Addendum II dated December 3, 1991 between Telerent Leasing Corporation and Suites of America, Inc.; Lease Addendum III dated January 16, 1992 between Telerent Leasing Corporation and Suites of America, Inc.; Lease Addendum IV dated December 3, 1991 between Telerent Leasing Corporation and Suites of America, Inc.; and Addendum V dated July 1, 1994 between Telerent Leasing Corporation and Suites of America, Inc.

                 Lease Agreement (Lease No. 6501-025) dated December 3, 1991, between Telerent Leasing Corporation as Lessor and Suites of America, Inc. as Lessee, together with Schedule A thereto dated December 3, 1991, between Telerent Leasing Corporation and Suites of America, Inc.; and Addendum I dated July 1, 1994 between Telerent Leasing Corporation and Suites of America, Inc.

                 Lease Agreement (Lease No. 6501-050) dated December 3, 1991, between Telerent Leasing Corporation as Lessor and Suites of America, Inc. as Lessee, together with Schedule A thereto dated December 3, 1991, between Telerent Leasing Corporation and Suites of America, Inc; and Lease Addendum I dated February 27, 1992 between Telerent Leasing Corporation and Suites of America, Inc.

Forest Park:



                 Lease Agreement (Lease No. 6674) dated April 20, 1992, between Telerent Leasing Corporation as Lessor and Suites of America, Inc. as Lessee, together with Schedule A thereto dated April 20, 1992 between Telerent Leasing Corporation and Suites of America, Inc. and Schedule "C" thereto dated May 4, 1992, between Telerent Leasing Corporation and Suites of America,Inc.; Lease Addendum I dated May 21, 1992 between Telerent Leasing Corporation and Suites of America, Inc.; Lease Addendum II dated May 27, 1992 between Telerent Leasing Corporation and Suites of America, Inc.; Lease Addendum III dated May 27, 1992 between Telerent Leasing Corporation and Suites of America, Inc.; and Lease Addendum IV dated July 1, 1992 between Telerent Leasing Corporation and Suites of America, Inc.

                 Master Lease Agreement (Equipment Lease No. 26-RC-0008) dated March 18, 1992, between Mitel Finance Corporation as Lessor and Suites of America, Inc. DBA Ameri-Suites as Lessee, together with Schedule of Equipment dated June 23, 1992 between Mitel Finance Corporation and Suites of America, Inc. DBA Ameri-Suites.


Brentwood:

                 Master Equipment Lease (Lease No. 02326) dated January 20, 1993, between Cargill Leasing Corporation as Lessor and ShoLodge, Inc. and Brentwood Inn, Inc., collectively as Lessee, together with Equipment Condition Addendum To Master Equipment Lease No. 02326 dated March 9, 1993 between Cargill Leasing Corporation and ShoLodge, Inc. and Brentwood Inn, Inc., and Schedule A dated March 9, 1993 between Cargill Leasing Corporation and ShoLodge, Inc. and Brentwood Inn, Inc., as assumed by Suites of America, Inc. by Assumption of Lease Obligations dated March 9, 1993, among Cargill Leasing Corporation, Suites of America, Inc., ShoLodge, Inc., and Brentwood Inn, Inc., and as amended by letter dated May 18, 1993, from Cargill Leasing Corporation to ShoLodge, Inc. and Brentwood Inn, Inc.


Flagstaff:


                 Master Lease dated as of September 8, 1993, between Norwest Equipment Finance, Inc. as Lessor and CFO, Inc. as Lessee; Supplement to Master Lease (Supplement Number 18175-100) dated as of September 8, 1993 between Norwest Equipment Finance, Inc. and CFO, Inc.; Option to Purchase (FMV) dated September 8, 1993 between Norwest Equipment Finance, Inc. and CFO, Inc.; Interim Funding Agreement dated as of September 8, 1993 between Norwest Equipment Finance, Inc. and CFO, Inc.; as assumed by Suites of America, Inc. by Transfer and Assumption Agreement dated as of December 21, 1993 between CFO, Inc. and Suites of America, Inc.; as amended by letter dated December 27, 1993 from Norwest Equipment Finance, Inc. to CFO, Inc.

Columbus:


                 Master Lease (Master Lease No. 18175-101) dated as of September 8, 1993, between Norwest Equipment Finance, Inc. as Lessor and CFO, Inc. as Lessee; Supplement to Master Lease (Supplement Number 18175-101) dated as of November 4, 1993 between Norwest Equipment Finance, Inc. and CFO, Inc.; Addendum to Supplement No. 18175-101 To Master Lease Agreement Dated As Of September 8, 1993 dated as of September 8, 1993 between Norwest Equipment Finance, Inc. and CFO, Inc.; Lease Addendum (Option to Purchase) dated November 4, 1993 between Norwest Equipment Finance, Inc. and CFO, Inc.; as amended by letter dated June 24, 1994 from Norwest Equipment Finance, Inc. to CFO, Inc.; as assumed by Suites of America, Inc. by Transfer and Assumption Agreement dated as of June 27, 1994 between CFO, Inc. and Suites of America, Inc.


Overland Park:

                 Master Lease (Master Lease No. 19142) dated as of March 8, 1994 between Norwest Equipment Finance, Inc. as Lessor and OP Hotel, Inc. as Lessee; Supplement to Master Lease (Supplement Number 19142-100) dated as of March 8, 1994 between Norwest Equipment Finance, Inc. and OP Hotel, Inc.; Addendum to Supplement No. 19141-100 to Master Lease Agreement Dated As Of March 8, 1994 dated as of March 8, 1994 between Norwest Equipment Finance, Inc. and OP Hotel, Inc.; Lease Addendum (Option to Purchase) dated March 8, 1994 between Norwest Equipment Finance, Inc. and OP Hotel, Inc.; as amended by letter dated June 27, 1994 from Norwest Equipment Finance, Inc. to OP Hotel, Inc.

Richmond:

                 Master Lease No. 3393 dated October 30, 1990, between John Hancock Leasing Corporation as Lessor and Richmond Inn, Inc. as Lessee, together with Rider to Master Lease No. 3393 dated October 30, 1990 between John Hancock Leasing Corporation and Richmond Inn, Inc.; Acceptance Supplement (Acceptance Supplement No. 0001 to Master Lease No. 3393) between John Hancock Leasing Corporation and Richmond Inn, Inc. and related Purchase Option dated December 21, 1990 between John Hancock Leasing Corporation and Richmond Inn, Inc.; Acceptance Supplement (Acceptance Supplement No. 3462 to Master Lease No.
3393) between John Hancock Leasing Corporation and Richmond Inn, Inc. and related Purchase Option dated December 31, 1990 between John Hancock Leasing Corporation and Richmond Inn, Inc.; Acceptance Supplement (Acceptance Supplement No. 3470 to Master Lease No. 3393) dated February 1, 1991 and related Purchase Option between John Hancock Leasing Corporation and Richmond Inn, Inc.; Acceptance Supplement (Acceptance Supplement No. 3481 to Master Lease No. 3393) dated March 1, 1991 and related Purchase Option dated March 1, 1991 between John Hancock Leasing Corporation and Richmond Inn, Inc.; Acceptance Supplement (Acceptance Supplement No. 3509 to Master Lease No. 3393) dated April 1, 1991 between John Hancock Leasing Corporation and Richmond Inn, Inc. and related Purchase Option dated April 1, 1991 between John Hancock Leasing Corporation and Richmond Inn, Inc.; and Acceptance

Supplement (Acceptance Supplement No. 3588 to Master Lease No. 3393) dated June 1, 1991 between John Hancock Leasing Corporation and Richmond Inn, Inc. and related Purchase Option dated June 1, 1991 between John Hancock Leasing Corporation and Richmond Inn, Inc.

                 Lease Agreement (Lease No. 5920-000) dated September 27, 1990, among Telerent Leasing Corporation as Lessor, Richmond Inn, Inc., as Lessee and Gulf Coast Development, Inc., as Co-Lessee, together with Schedule A thereto dated September 27, 1990 among Telerent Leasing Corporation, Richmond Inn, Inc. and Gulf Coast Development, Inc. and Schedule B thereto dated September 27, 1990 among Telerent Leasing Corporation, Richmond Inn, Inc. and Gulf Coast Development, Inc.; and Lease Addendum I dated October 19, 1990 among Telerent Leasing Corporation, Richmond Inn, Inc. and Gulf Coast Development, Inc.

                                 SCHEDULE 6.10

                              Operating Contracts

                       (to be attached prior to Closing)